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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                 ______________________________________________


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  August 14, 1995


                         MERIDIAN NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



 Delaware                          0-14203                     34-1470518
---------------             -----------------------        -------------------
(State or Other             (Commission File Number)          (IRS Employer
Jurisdiction of                                            Identification No.)
Incorporation)



  805 Chicago Street, Toledo, Ohio                                       43611
 (Address of Principal Executive Offices)                            (Zip Code)


      Registrant's telephone number, including area code:  (419) 729-3918.
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Item 5.  Other Events.

         On August 14, 1995, Meridian National Corporation extended the expiration date of its Redeemable Common Stock Purchase Warrants and the expiration date of its Special Offer to holders of such Warrants from August 15, 1995 to September 29, 1995 (unless further extended). Under the Special Offer, holders of each warrant are entitled to receive, upon exercise, a Unit consisting of one share of Common Stock and one Common Stock Purchase Warrant expiring 1998, for a reduced purchase price of $2.25 per Unit.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MERIDIAN NATIONAL CORPORATION



Dated:  August 14, 1995                    By:     Real P. Remillard
                                                   Secretary and Treasurer